UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55790	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 Cape Coral Parkway East, Cape Coral, Florida	33904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECUIRITY HOLDERS

Four proposals described fully in the 2018 Proxy Statement of Legacy Education Alliance, Inc. (the “Company”) were presented for approval at the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 31, 2018. As of the record date, 23,007,519 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 13,228,033 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The stockholders of the Company voted on the following four matters:

Proposal 1: Election of Directors

There were four directors standing for election at the Annual Meeting. The following persons were nominated and elected to serve as directors of the Company until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified: James K. Bass, Anthony C. Humpage, Peter W. Harper, and Cary Sucoff. The voting results for each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
James K. Bass	9,512,047	1,683,855	2,032,131
Anthony C. Humpage	9,384,841	1,811,061	2,032,131
Peter W. Harper	9,512,047	1,683,855	2,032,131
Cary Sucoff	9,512,047	1,683,855	2,032,131

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2018, as disclosed in the 2018 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes
11,563,788	1,664,245	0	0

Proposal 3: Advisory Vote to Approve Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers, as disclosed in the 2018 Proxy Statement, received the following votes:

For	Against	Abstentions	Broker Non-Votes
9,373,786	1,822,116	0	2,032,131

Proposal 4: Advisory Vote on Frequency of Say on Pay

The proposal to approve, on a non-binding, advisory basis, the frequency of presenting to stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as disclosed in the 2018 Proxy Statement, received the following votes:

1 Year	2 Years	3 Years	Abstain
2,481,575	8,684,058	20,269	10,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.
Date: June 5, 2018

	By:	/s/ Anthony C. Humpage
Name: Anthony C. Humpage
Title: Chief Executive Officer

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